          Exhibit 10(f) Amendment to Employment Agreement between Avatar Holdings Inc. and Edwin Jacobson


                                AVATAR HOLDINGS INC.
                                 255 Alhambra Circle
                            Coral Gables, Florida  33134



                                               February 13, 1997



          Mr. Edwin Jacobson
          2575 South Bayshore Drive
          Penthouse A
          Coconut Grove, Florida 33133

                       Re: Amendment to Employment Agreements

          Dear Mr. Jacobson:

                      Reference  is  hereby  made  to   (i)  that  certain
          employment agreement between Avatar Holdings Inc. (the "Company") and you dated June 15, 1992, as amended (the "1992 Employment Agreement") and (ii) that certain employment agreement between the Company and you dated July 27, 1995 (the "1995 Employment Agreement", collectively with the 1992 Employment Agreement, the "Employment Agreements"). We each agree as follows:

                      1. Amendments to 1992 Employment Agreement. The 1992 Employment Agreement is hereby amended as follows:

                      (a) Paragraphs 2(a) and 2(b) of the 1992 Employment Agreement are hereby amended and restated in their entirety as follows:

                         (a) You shall continue to be nominated as a director of the Company and, subject to your election thereto by the Board of Directors or the stockholders of the Company, you shall be employed as Chairman of the Executive Committee of the Company; and you shall also be employed as the Chief Executive Officer of the Company. In such capacities, you shall serve as a senior executive officer of the Company and shall have the duties and responsibilities prescribed for such positions by the By-Laws of the Company, and shall have such other duties and responsibilities as may from time to time be prescribed by the Board of Directors of the Company or the Executive Committee of the Board of Directors, provided that such duties and responsibilities are consistent with your positions as Chairman of the Executive Committee and Chief Executive Officer. In the performance of your duties, you shall be


               Exhibit 10(f) Amendment to Employment Agreement between Avatar Holdings Inc. and Edwin Jacobson -- continued

               subject to the supervision and direction of the Board of Directors of the Company and the Executive Committee of the Board of Directors.

                         (b) Subject to the term of your employment hereunder, you shall devote such time as is reasonably necessary to the proper performance of your duties and responsibilities as Chairman of the Executive Committee and Chief Executive Officer. During the term of your employment hereunder, you shall have the right to continue to be employed as President and Chief Executive Officer of each of Chicago Milwaukee Corporation, CMC Heartland Partners and Milwaukee Land Company and each of their respective subsidiaries. You hereby represent and warrant to the Company that, except as described above, you have no obligations under any existing employment or service agreement and that your performance of the services required of you hereunder will not conflict with your other existing obligations described above.

                     (b)  Paragraph 2  of  the  1992   Employment Agreement
               is hereby amended to add Paragraph 2(d) as follows:

                         (d)  Notwithstanding  the   foregoing,  you  shall
               have the right during the term of your employment hereunder to resign as Chief Executive Officer and, subject to the approval of the Board of Directors, to continue as Chairman of the Executive Committee. Such action by you shall be on not less than 30 days' prior written notice. In such event, you shall have the right, but shall not be obligated, to change the amount of time devoted to your duties and responsibilities hereunder provided that you are reasonably available to perform such functions and duties as are incident to the office of Chairman of the Executive Committee (but not the Chief Executive Officer) or such other duties as reasonably may be requested of you by the Board of Directors. Should you elect not to serve as Chief Executive Officer as provided above but perform the other functions contemplated by this paragraph 2, there shall be no change in your compensation or benefits under this Agreement.

                         2. Amendments to 1995 Employment Agreement. The 1995 Employment Agreement is hereby amended as follows:

                         (a)  Paragraphs  2(a)  and    2(b)  of  the   1995
               Employment Agreement are hereby amended and restated in their entirety as follows:

                              (a)  You shall continue to be nominated as  a
               director of the Company and, subject to your election thereto by the Board of Directors or the stockholders of the Company, you shall be employed as Chairman of the Executive Committee of the Company; and you shall also be employed as the Chief Executive Officer of the Company. In such capacities, you shall serve as a senior executive officer of the Company and shall have the duties and responsibilities prescribed for such positions by the By-Laws of the Company, and shall have such other duties and responsibilities as may from time to time be prescribed by the Board of Directors of the Company or the

          Exhibit 10(f) Amendment to Employment Agreement between Avatar Holdings Inc. and Edwin Jacobson -- continued

               Executive Committee of the Board of Directors, provided that such duties and responsibilities are consistent with your positions as Chairman of the Executive Committee and Chief Executive Officer. In the performance of your duties, you shall be subject to the supervision and direction of the Board of Directors of the Company and the Executive Committee of the Board of Directors.

                              (b) Subject to the term of your employment hereunder, you shall devote such time as is reasonably necessary to the proper performance of your duties and responsibilities as Chairman of the Executive Committee and Chief Executive Officer. During the term of your employment hereunder, you shall have the right to continue to be employed as President and Chief Executive Officer of each of Chicago Milwaukee Corporation, CMC Heartland Partners and Milwaukee Land Company and each of their respective subsidiaries. You hereby represent and warrant to the Company that, except as described above, you have no obligations under any existing employment or service agreement and that your performance of the services required of you hereunder will not conflict with your other existing obligations described above.

                         (b) Paragraph 2 of the 1995 Employment Agreement is hereby amended to add Paragraph 2(d) as follows:

                              (d) Notwithstanding the foregoing, you shall have the right during the term of your employment hereunder to resign as Chief Executive Officer and, subject to the approval of the Board of Directors, to continue as Chairman of the Executive Committee. Such action by you shall be on not less than 30 days' prior written notice. In such event, you shall have the right, but shall not be obligated, to change the amount of time devoted to your duties and responsibilities hereunder provided that you are reasonably available to perform such functions and duties as are incident to the office of Chairman of the Executive Committee (but not the Chief Executive Officer) or such other duties as reasonably may be requested of you by the Board of Directors. Should you elect not to serve as Chief Executive Officer as provided above but perform the other functions contemplated by this paragraph 2, there shall be no change in your compensation or benefits under this Agreement.


                        3. Except as expressly amended by this letter agreement, your Employment Agreements remain in full force and effect in accordance with their terms. This letter agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

          Exhibit 10(f) Amendment to Employment Agreement between Avatar Holdings Inc. and Edwin Jacobson -- continued

                    If the  foregoing is satisfactory, would you please so
          indicate by signing and returning to the Company the enclosed copy of this letter whereupon this will constitute our agreement on the subject.

                                             AVATAR HOLDINGS INC.


                                             By:  /s/ Leon Levy
                                                  ---------------------
                                                  Leon Levy
                                                  Chairman of the Board


          ACCEPTED AND AGREED TO:




          /s/ Edwin Jacobson
          ------------------
          Edwin Jacobson

                                         72